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Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2004

A.
Financial Highlights

  Condensed Consolidated Balance Sheets
  Consolidated Statements of Income
  Operating Earnings
      Three Months Ended March 31, 2004
      Quarterly Summary—Most Recent 5 quarters
  Capitalization / Book Value per Share

B.
Product Summary

  Annuity Deposits by Product Type
  Surrender Charge Protection and Fund Values by Product Type
  Surrender Charge Profile of Annuity Liabilities
  Comparison of Minimum Guaranteed Rates to Credited Rates
  Spread Results

C.
Investment Summary

  Summary of Invested Assets
  Credit Quality of Fixed Maturity Securities
  Watch List Securities and Aging of Gross Unrealized Losses
  Mortgage Loans by Region and Property Type

D.
Shareholder Information

American Equity Investment
Life Holding Company
Financial Supplement—March 31, 2004

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	March 31, 2004	December 31, 2003
Assets
Cash and investments:
Fixed maturity securities:
Available for sale, at market	$3,677,171	$3,618,025
Held for investment, at amortized cost	2,224,344	1,827,289
Equity securities, available for sale, at market	21,973	21,409
Mortgage loans on real estate	643,703	608,715
Derivative instruments	108,326	119,833
Policy loans	324	324
Cash and cash equivalents	252,308	32,598

Total cash and investments	6,928,149	6,228,193
Coinsurance deposits—related party	1,987,479	1,926,603
Accrued investment income	32,713	29,386
Receivables from related parties	22,437	28,015
Property and equipment	3,522	1,574
Deferred policy acquisition costs	588,278	703,664
Deferred sales inducements	97,917	—
Deferred income tax asset	51,040	58,833
Amounts receivable on securities sold	185,897	—
Other assets	9,508	12,909

Total assets	$9,906,940	$8,989,177

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves:	$8,604,045	$8,315,874
Other policy funds and contract claims	69,850	60,995
Amounts due to related party under General Agency Commission and Servicing Agreement	29,922	40,601
Other amounts due to related parties	24,223	22,551
Notes payable and subordinated debentures	148,388	148,258
Amounts due under repurchase agreements	—	108,790
Amounts due on securities purchased	676,008	—
Other liabilities	55,574	28,392

Total liabilities	9,608,010	8,725,461
Stockholders' equity:
Series Preferred Stock	625	625
Common Stock	36,099	35,294
Additional paid-in capital	214,369	208,436
Accumulated other comprehensive loss	(4,703)	(22,742)
Retained earnings	52,540	42,103

Total stockholders' equity	298,930	263,716

Total liabilities and stockholders' equity	$9,906,940	$8,989,177

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2004	2003
Revenues:
Traditional life and accident and health insurance premiums	$4,386	$3,602
Annuity and single premium universal life product charges	4,971	5,731
Net investment income	99,361	90,696
Realized gains on investments	379	196
Change in fair value of derivatives	5,815	(13,962)

Total revenues	114,912	86,263
Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,075	2,323
Interest credited to account balances	85,081	53,704
Change in fair value of embedded derivatives	(16,376)	1,944
Interest expense on General Agency Commission and Servicing Agreement	814	909
Interest expense on notes payable	314	435
Interest expense on subordinated debentures	2,118	1,915
Interest expense on amounts due under repurchase agreements and other interest expense	315	509
Amortization of deferred policy acquisition costs	14,966	11,490
Other operating costs and expenses	8,553	6,199

Total benefits and expenses	98,860	79,428

Income before income taxes	16,052	6,835
Income tax expense	5,615	2,358

Net income	$10,437	$4,477

Earnings per common share	$0.28	$0.27

Earnings per common share—assuming dilution (a)	$0.25	$0.23

Weighted average common shares outstanding (in thousands):
Earnings per common share	37,912	16,418
Earnings per common share—assuming dilution	43,210	20,834

(a)
The numerator for earnings per common share—assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust. The after tax cost of such interest was $337 for each of the quarterly periods presented above.

Operating Earnings
Three months ended March 31, 2004

		Adjustments
	As Reported	Realized Gain	FAS 133	Operating Income(a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$4,386	$—	$—	$4,386
Annuity and single premium universal life product charges	4,971	—	—	4,971
Net investment income	99,361	—	—	99,361
Realized gains (losses) on investments	379	(379)	—	—
Change in fair value of derivatives	5,815	—	13,934	19,749

Total revenues	114,912	(379)	13,934	128,467
Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,075	—	—	3,075
Interest credited to account balances	85,081	—	(130)	84,951
Change in fair value of embedded derivatives	(16,376)	—	16,376	—
Interest expense on General Agency Commission and Servicing Agreement	814	—	—	814
Interest expense on notes payable	314	—	—	314
Interest expense on subordinated debentures	2,118	—	—	2,118
Interest expense on amounts due under repurchase agreements	315	—	—	315
Amortization of deferred policy acquisition costs	14,966	—	(988)	13,978
Other operating costs and expenses	8,553	—	—	8,553

Total benefits and expenses	98,860	—	15,258	114,118

Income before income taxes	16,052	(379)	(1,324)	14,349
Income tax expense	5,615	(133)	(463)	5,019

Net income	$10,437	$(246)	$(861)	$9,330

Earnings per common share	$0.28			$0.25

Earnings per common share—assuming dilution	$0.25			$0.22

Operating Earnings
Quarterly Summary—Most Recent 5 Quarters

	Q1 2004	Q4 2003	Q3 2003	Q2 2003	Q1 2003
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$4,386	$2,598	$4,230	$3,256	$3,602
Annuity and single premium universal life product charges	4,971	4,948	4,279	5,494	5,731
Net investment income	99,361	94,299	89,299	84,235	90,696
Change in fair value of derivatives	19,749	3,369	6,920	(6,654)	(13,697)

Total revenues	128,467	105,214	104,728	86,331	86,332
Benefits and expenses:
Insurance policy benefits and change in future policy benefits	3,015	2,978	3,262	3,261	2,323
Interest credited to account balances	84,951	66,225	66,503	56,111	53,704
Interest expense on General Agency Commission and Servicing Agreement	814	589	698	804	909
Interest expense on notes payable	314	355	327	369	435
Interest expense on subordinated debentures	2,118	1,916	1,916	1,914	1,915
Interest expense on amounts due under repurchase agreements and other interest expense	315	455	249	65	509
Amortization of deferred policy acquisition costs	13,978	13,701	14,451	11,350	12,108
Other operating costs and expenses	8,553	5,810	6,981	6,628	6,199

Total benefits and expenses	114,058	92,029	94,387	80,502	78,102

Operating income before income taxes	14,349	13,185	10,341	5,829	8,230
Income tax expense	5,019	4,569	3,622	1,992	2,846

Operating income(a)	9,330	8,616	6,719	3,837	5,384
Realized gains (losses) on investments, net of offsets	246	42	(194)	2,548	127
Net effect of SFAS 133	861	(446)	(157)	(2)	(1,034)

Net income	$10,437	$8,212	$6,368	$6,383	$4,477

Earnings per common share	$0.28	$0.39	$0.39	$0.39	$0.27

Earnings per common share—assuming dilution	$0.25	$0.32	$0.34	$0.34	$0.23

Operating income per common share(a)	$0.25	$0.41	$0.41	$0.24	$0.33

Operating income per common share—assuming dilution(a)	$0.22	$0.34	$0.36	$0.21	$0.27

Weighted average common shares outstanding (in thousands):
Earnings per common share	37,912	21,209	16,287	16,247	16,418

Earnings per common share—assuming dilution	43,210	26,350	19,581	19,995	20,834

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share—assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with the market value changes in derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact is useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor's understanding of our underlying results and profitability.

Capitalization/ Book Value per Share

	March 31, 2004	December 31, 2003
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable to banks	$31,833	$31,833
Subordinated debentures payable to subsidiary trusts	116,555	116,425

Total debt	148,388	148,258
Total stockholders' equity	298,930	263,716

Total capitalization	447,318	411,974
Accumulated other comprehensive loss (AOCL)	(4,703)	(22,742)

Total capitalization excluding AOCL(b)	$452,021	$434,716

Total stockholders' equity	$298,930	$263,716
Accumulated other comprehensive loss	(4,703)	(22,742)

Total stockholders' equity excluding AOCL(b)	$303,633	$286,458

Common shares outstanding	36,099,035	35,294,035
Book Value per Share:(a)
Book value per share including AOCL	$8.00	$7.19
Book value per share excluding AOCL(b)	$8.13	$7.83

(a)
Book value per share including and excluding AOCL is calculated as total stockholders' equity and total stockholders' equity excluding AOCL less the liquidation preference of our series preferred stock ($10 million) divided by the total number of shares of common stock outstanding.

(b)
Total capitalization, total stockholders' equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders' equity exluding the effect of accumulated other comprehensive loss. Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair market value of available for sale investments caused principally by changes in market interest rates, we believe these non-GAAP financial measures provide useful supplemental information.

Annuity Deposits by Product Type

	Before coinsurance			Net of coinsurance
Product Type
	Q1 2004	Q1 2003	FY 2003	Q1 2004	Q1 2003	FY 2003
	(Dollars in thousands)
Index Annuities:
Index Strategies	$209,797	$125,485	$768,105	$168,831	$76,112	$468,716
Fixed Strategy	61,459	67,699	330,539	49,458	41,062	201,702

	271,256	193,184	1,098,644	218,289	117,174	670,418
Fixed Rate Annuities:
Single-Year Rate Guaranteed	88,765	112,245	564,256	70,138	68,242	343,048
Multi-Year Rate Guaranteed	6,848	13,817	64,108	6,848	13,817	64,108

	95,613	126,062	628,364	76,986	82,059	407,156

	$366,869	$319,246	$1,727,008	$295,275	$199,233	$1,077,574

Surrender Charge Protection and Fund Values by Product Type

        Annuity Surrender Charges and Net (of coinsurance) Fund Values at March 31, 2004

	Surrender Charge			Net Fund Value
Product Type	Avg. Years At Issue	Avg. Remaining Years	Avg. Remaining %	Dollars in Millions	% of Total
Index Annuities	12.2	10.0	13.4%	$3,226.9	49.5%
Single-Year Fixed Rate Guaranteed Annuities	11.9	9.6	12.6%	1,663.9	25.5%
Multi-Year Fixed Rate Guaranteed Annuities	4.9	2.4	7.4%	1,630.6	25.0%

	10.7	8.4	11.9%	$6,521.4	100.0%

Surrender Charge Profile of Annuity Liabilities

	Fixed Annuities Account Value	Index Annuities Account Value
FIXED DEFERRED ANNUITY SURRENDER CHARGE PERCENTAGES:
Market Value Adjustment	$1,522,425	$—
No Surrender Charge	55,995	3,113
‹ 1 percent	—	195
1 percent	171	210
2 percent	402	369
3 percent	18,451	4,809
4 percent	13,642	1,112
5 percent	11,941	9,925
6 percent	341,219	32,052
7 percent	971,974	57,905
8 percent	146,912	90,587
9 percent	74,161	360,146
10 percent or greater	137,154	2,666,511

Total	$3,294,447	$3,226,935

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
1 Year	$1,635,114	$932,367
Multi-Year (3 - 5 years)	1,659,333	—
Bailout	—	—
Cumulative floor(1)	—	2,294,568

Total	$3,294,447	$3,226,935

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:(2)
2.25 percent	$47,320	$33,417
3 percent	3,125,765	898,950
4 percent	121,362	—
Cumulative floor(1)	—	2,294,568

Total	$3,294,447	$3,226,935

\ Comparison of Minimum Guaranteed Rates to Credited Rates

	Fixed Annuities Account Value	Index Annuities Account Value
CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (3)(4):
No differential	$111,470	$—
0.0% — 0.5%	1,262,860	897,012
0.5% — 1.0%	23,624	33,947
1.0% — 1.5%	158,937	747
1.5% — 2.0%	137,213	606
2.0% — 2.5%	318,506	55
2.5% — 3.0%	664,451	—
Greater than 3.0	617,386	—
Cumulative floor(1)	—	2,294,568

Total	$3,294,447	$3,226,935

(1)
Index products provide guarantees based on a cumulative floor over the term of the product.

(2)
New products have been filed with a guarantee of 2.25% for the first 10 years, & 3.00% thereafter.

(3)
Recent issues may contain bonus interest earnings ranging from 1.0% to 7.0%.

(4)
Includes products with multi-year guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guarantee by an average decrease of approximately 290 basis points.

Spread Results

	Q1 2004	Q1 2003	FY 2003
Weighted average yield on invested assets	6.33%	7.00%	6.43%
Weighted average net index costs for index annuities	3.43%	4.12%	3.46%
Weighted average crediting rate for fixed rate annuities:
Annually adjustable	3.53%	4.46%	3.69%
Multi-year rate guaranteed	5.64%	5.78%	5.70%
Investment spread:
Index annuities	2.90%	2.88%	2.97%
Fixed rate annuities:
Annually adjustable	2.80%	2.54%	2.74%
Multi-year rate guaranteed	0.69%	1.22%	0.73%

Summary of Invested Assets

	March 31, 2004		December 31, 2003
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government and agencies	$4,797,061	69.2%	$4,289,857	68.9%
Public utilities	51,221	0.7%	51,835	0.8%
Corporate securities	326,908	4.7%	409,482	6.6%
Redeemable preferred stocks	21,446	0.3%	10,079	0.2%
Mortgage and asset-backed securities:
Government	273,752	4.0%	264,102	4.2%
Non-Government	431,127	6.2%	419,959	6.7%

Total fixed maturity securities	5,901,515	85.2%	5,445,314	87.4%
Equity securities	21,973	0.3%	21,409	0.3%
Mortgage loans on real estate	643,703	9.3%	608,715	9.8%
Derivative instruments	108,326	1.6%	119,833	1.9%
Policy loans	324	0.0%	324	0.0%
Cash and cash equivalents	252,308	3.6%	32,598	0.4%

Total cash and investments	$6,928,149	100.0%	$6,228,193	100.0%

Credit Quality of Fixed Maturity Securities

		March 31, 2004		December 31, 2003
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)
1	Aaa/Aa/A	$5,678,504	96.2%	$5,191,006	95.3%
2	Baa	146,443	2.5%	174,519	3.2%
3	Ba	39,413	0.7%	47,904	0.9%
4	B	17,478	0.3%	21,109	0.4%
5	Caa and lower	19,644	0.3%	10,773	0.2%
6	In or near default	33	—	3	—

	Total fixed maturity securities	$5,901,515	100.0%	$5,445,314	100.0%

Watch List Securities—Aging of Gross Unrealized Losses—March 31, 2004

Issuer	Amortized Cost	Unrealized Losses	Estimated Fair Value	Maturity Date	Months Below Amortized Cost
	(Dollars in thousands)
Diversified Asset Securities II Class B-1	$3,000	(1,530)	1,470	9/15/2035	17
Land O' Lakes Capital Securities	8,075	(3,435)	4,640	3/15/2028	39
Northwest Airlines Pass Thru Certificates 1999-1 Class C	8,225	(2,352)	5,873	8/1/2015	36
Pegasus Aviation 1999-1A C1	5,949	(2,849)	3,100	3/25/2029	31

	$25,249	$(10,166)	$15,083

Mortgage Loans by Region and Property Type

	March 31, 2004		December 31, 2003
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$122,137	19.0%	$115,817	19.0%
Middle Atlantic	59,700	9.3%	56,563	9.3%
Mountain	87,035	13.5%	79,777	13.1%
New England	39,921	6.2%	38,539	6.3%
Pacific	47,924	7.4%	42,327	7.0%
South Atlantic	107,197	16.7%	105,635	17.4%
West North Central	130,179	20.2%	125,163	20.5%
West South Central	49,610	7.7%	44,894	7.4%

Total mortgage loans	$643,703	100.0%	$608,715	100.0%

Property type distribution
Office	$162,354	25.2%	$145,490	23.9%
Medical Office	55,023	8.5%	55,314	9.1%
Retail	169,245	26.3%	163,434	26.8%
Industrial/Warehouse	171,283	26.6%	162,943	26.8%
Hotel	16,173	2.5%	20,819	3.4%
Apartments	35,167	5.5%	29,565	4.9%
Mixed use/other	34,458	5.4%	31,150	5.1%

Total mortgage loans	$643,703	100.0%	$608,715	100.0%

Shareholder Information

Corporate Offices:

American Equity Investment Life Holding Company
5000 Westown Parkway Suite 440
West Des Moines, IA 50266

Inquiries:

Debra J. Richardson, Investor Relations (515) 273-3551, drichardson@american-equity.com	D. J. Noble, Chairman (515) 457-1703, dnoble@american-equity.com
John M. Matovina, Vice Chairman (515) 273-3552, jmatovina@american-equity.com
Stock Symbol:
American Equity's common stock is traded on the New York Stock Exchange under the symbol "AEL".
Transfer Agent:
EquiServe P.O. Box 43010 Providence, RI 02940 Phone: (877) 282-1169 Fax: (781)838-8813
Analyst Coverage:
Steven Schwartz Raymond James Financial, Inc. (312)-612-7686, sschwartz@ecm.rjf.com	Elizabeth C. Malone Advest, Inc. (202) 434-4704, elizabeth.malone@advest.com

Annual Report and Other Information:

        Shareholders may receive when available, without charge, a copy of American Equity's Annual Report, SEC filings and/or press releases by calling Debra J. Richardson, Senior Vice President, at (515)-457-1704 by visiting our web site at www.american-equity.com.

QuickLinks

  Exhibit 99.2
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY Financial Supplement
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY CONDENSED CONSOLIDATED BALANCE SHEETS (Dollars in thousands) (Unaudited)
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY CONSOLIDATED STATEMENTS OF INCOME (Dollars in thousands, except per share data) (Unaudited)